SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 24, 1996
                               (December 11, 1996)


                         AMERICAN UNITED GLOBAL, INC.


    Delaware                        0-19404                         95-4359228
---------------                ----------------                   -------------
(State or other                (Commission File                   (IRS Employer
jurisdiction of                      No.)                             ID No.)
incorporation)


          11130 NE 33rd Place, Suite 250, Bellevue, Washington 98004
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                   (Address of principal executive offices)


                                (206) 803-5400
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              Registrant's telephone number, including area code


                25 Highland Boulevard, Dix Hills, New York 11746
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          (Former name or former address, if changed since last report)

Item 5 - Acquisition or Disposition of Assets.

      Acquisition of Broadcast Tower Sites, Inc.
      Pending Acquisition of Arcadia Consulting, Inc.

      On December 11, 1996 (effective as of December 1, 1996), American United Global, Inc. (the "Company") acquired Broadcast Tower Sites, Inc. ("BTS"), pursuant to a merger transaction (the "BTS Merger"). BTS is engaged in providing site acquisition, zoning, architectural and engineering services, as well as consulting services, to the wireless telecommunications industry. The name of BTS will be changed to Techstar Communications, Inc..

      Pursuant to the terms of the BTS acquisition, the BTS shareholders received an aggregate of 507,246 shares of Company Common Stock (the "BTS Shares"), $780,000 in cash and the Company's three-year notes aggregating $600,000, bearing interest at the Citibank, N.A. prime rate, and payable in installments of $100,000, $200,000 and $300,000 on each of November 30, 1997, 1998 and 1999.

      In a related transaction, on December 11, 1996 the Company also entered into an agreement to acquire 100% of the capital stock of Arcadia Consulting, Inc. ("Arcadia"), a company recently formed for the purpose of providing consulting services to clients in the wireless telecommunications industry. The Company has agreed to pay a purchase price of $220,000 in cash and 192,754 shares of Company Common Stock (the 'Arcadia Share"). The closing of the Arcadia acquisition is subject to certain conditions, including the effectiveness of a registration statement filed with respect to the public distribution of, among other securities, BTS Shares and the Arcadia Shares, and will be consummated immediately following the effective date of such registration statement. Following the Arcadia acquisition, Arcadia will be merged with and into the Company.

      The former stockholders of BTS received, and the stockholder of Arcadia will receive, four-year employment agreements with BTS and the Company pursuant to which such persons shall receive, in addition to their base salaries and annual bonuses based upon performance of BTS, options exercisable over a five-year period entitling the holders to purchase an additional aggregate 780,000 shares of Company Common Stock (the "BTS Options"). The BTS Options shall vest and be exercisable (i) 195,000 options on November 30, 1997 in the event that BTS achieves at least $2,000,000 of Pre-Tax Income (as defined) in the 12 months ending November 30, 1997, (ii) 195,000 options on November 30, 1998 in the event that BTS achieves at least $2,500,000 of Pre-Tax Income (as defined) in the 12 months ending November 30, 1998, (iii) 195,000 options on November 30, 1999 in the event that BTS achieves at least $3,000,000 of Pre-Tax Income in the 12 months ending November 30, 1999, and (iv) 195,000 options on November 30, 2000 in the event that BTS achieves at least $3,500,000 of Pre-Tax Income in the 12 months ending November 30, 2000. Alternatively, all 780,000 BTS Options shall vest if, during the period commencing upon closing of the BTS and terminating on November 30, 2000, the accumulated Pre-Tax Income of BTS has equalled or exceeded $11,000,000. In the event that a change in control of the Company occurs, or the Company effects a sale of all or substantially all of the assets of BTS, prior to November 30, 2000, all of the BTS Options shall immediately vest upon the occurrence of either such event. In addition, the BTS acquisition agreement provides that if the Company effects a public offering of BTS or a sale of BTS prior to November 30, 2000, the former BTS and Arcadia stockholders may elect (but shall not be required) to exchange all Company securities received by them in the BTS acquisition (the "Exchange Option") for an aggregate of 25% of the common stock of BTS then owned by the Company prior to such transaction.

      In addition to the 780,000 BTS Options issued to the former BTS and Arcadia stockholders, the Company also agreed to issue an additional 120,000 BTS Options, on identical terms as those offered to the former BTS and Arcadia stockholders, to certain other key employees of BTS designated by the former BTS and Arcadia stockholders.

      Upon completion of the Arcadia acquisition, Solon L. Kandel, the President and sole stockholder of Arcadia, will be employed by BTS as its President and Chief Executive Officer under a four-year employment agreement containing terms which are substantially identical to those provided to each of the former stockholders of BTS, including the right to receive 260,000 BTS Options. In addition, Mr. Kandel will be nominated to serve as a member of the Board of Directors of the Company. Pending completion of the Arcadia acquisition, on December 11, 1996 the Company engaged Arcadia as a consultant for a monthly fee of $15,000.


Item 7 - Financial Statements, Pro Forma Financial Statements and Exhibits

      (a)   Financial Statements

            (i)   Financial Statements for BTS - to be filed by amendment.

            (ii)  Financial Statements for Arcadia - None.

      (b)   Pro Forma Financial Statements

            (i) Pro Forma Financial Statements for BTS - to be filed by amendment.

            (ii)  Pro Forma Financial Statements for Arcadia - None.

      (c)   Exhibits

            (1)   (a)   Agreement and Plan of Merger by and among American
                        United Global, Inc. ("AUGI"), BTS Acquisition Corp.
                        ("Mergerco"), Broadcast Tower Sites, Inc. ("BTSI"),
                        Simantov Moskona ("Moskona") and Sergio Luciani
                        ("Luciani") dated December 11, 1996. (without schedules)

                  (b) Non-Competition and Non-Disclosure Agreement between AUGI Moskona and Luciani dated December 11, 1996.

                  (c) Employment Agreement by and among Mergerco, Moskona and AUGI dated December 11, 1996.

                  (d) Employment Agreement by and among Mergerco, Luciani and AUGI dated December 11, 1996.

                  (e) Registration Rights Agreement by and among AUGI, Mergerco, BTSI, Moskona, Luciani and Solon Kandel dated December 11, 1996.

                  (f) Agreement and Plan of Merger by and among AUGI, Arcadia Consulting Services, Inc. and Kandel dated December 11, 1996. (without exhibits and schedules)

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                    AMERICAN UNITED GLOBAL, INC.
                                      (Registrant)



Dated: December 24, 1996            By:/S/ DAVID M. BARNES
                                       -------------------
                                       David M. Barnes, Vice President
                                         and Chief Financial Officer